Exhibit 99.1

Total Solutions and Innovative Technologies to Clean Water LD Micro Summit “2012 Best of the Best” Investor Presentation October 4, 2012 (OTC QB: ABHD) 1

Safe Harbor Statement The statements contained in this presentation that are not purely historical are forward - looking statements within the meaning of applicable securities laws . Forward - looking statements include statements regarding our “expectations,” “anticipation,” “intentions,” “beliefs,” or “strategies” regarding the future, whether or not those words are used . Forward - looking statements also include statements regarding revenue, margins, expenses, anticipated levels of future revenues and earnings from operations, projected costs and expenses related to our operations, liquidity, capital resources, and availability of future equity capital on commercially reasonable terms . Forward - looking statements in this presentation are based upon a number of assumptions, some of which may not materialize, and unanticipated events may occur which could affect the actual results achieved by the Company during the periods covered by the forward - looking statements . All forward - looking statements included in this presentation are based on information available to us as of the date of the presentation, and we assume no obligation to update any such forward - looking statements . Our actual results could differ materially from the forward - looking statements . Abtech Holdings, Inc. (OTC QB:ABHD) 4110 North Scottsdale Road Scottsdale , AZ 85251 www.abtechindustries.com 2

Corporate Profile • AbTech is an environmental company dedicated to providing innovative solutions to clean water. • AbTech is a manufacturer and developer of the patented Smart Sponge ® and Smart Sponge Plus technology to solidify hydrocarbons and reduce coliform bacteria (EPA Registration # 86256 - 1) contained in stormwater, produced water and industrial waste water. • Industry catalyst/trend – Clean Water Act and subsequent evolving regulations and increased enforcement. STORM WATER PRODUCED WATER INDUSTRIAL WASTEWATER 3

Total Solutions and Innovative
Technologies to Clean Water

# Snap Shot

2011
- Executive Management Appointments:
  - Jonathan Thatcher – COO (January)
  - Bjornulf White – EVP Strategy/BD (February)
- Reverse Merged into Public Entity (February)
- Signed N. America Distribution Agreement with Waste Management (April / Nov rollout)

2012
- Commenced marketing of produced water and industrial waste water treatment
- Closed on two financings $2.6 mil (Feb) and $3.7 mil (Sept)
- Established Engineering Subsidiary
- Launched multi-tier marketing strategy
- Waste Management Announces Commercial Rollout (June)

| | |
|---|---|
| Headquarters: | Scottsdale, AZ |
| Manufacturing: | Phoenix, AZ |
| Employee Count: | 23 |
| Market Cap: | $49 million (@$0.88 per share) |
| Shares Outstanding: | 56.4 million |
| Fully Diluted: | 91.1 million (assumes full conversion of all convertible debt *) |
| Options/Warrants: | 8.2 million (Avg. $0.55) 8.3 million (Avg. $0.65) |
| Inside Ownership: | 13% fully diluted |

*As of June 30, 2012*

| | |
|---|---|
| Long Term Debt: | $ 2.0 million |
| Shareholders' Equity: | $(8.7) million |
| NOLs: | $28 mil (Fed) $12.5 mil (State) – expire 2016-2031 |

**September 13, 2012 – AbTech completed $3.73 million equity funding to pay down debt.*

## Latest News

| | |
|---|---|
| 9/20/12 | ABHD Awarded 2012 Technology Innovator at World Shale Oil&Gas Convention. |
| 9/13/12 | ABHD Appoints Oil&Gas and Water Investment Expert to Its Strategic Advisory Board. |
| 8/16/12 | ABHD Creates Technical Advisory Board; Appoints Seasoned Nuclear Power Plant Expert. |
| 8/15/02 | ABHD Appoints Prominent Financial Expert to Its Board of Directors. |
| 8/15/12 | Babylon and ABHD Announce Results of a 5-Year Study Exploring the Efficacy of AbTech's Smart Sponge. |
| 8/13/12 | ABHD Appoints Governor Edward G. Rendell of Pennsylvania to its Strategic Advisory Board. |
| 6/20/12 | ABHD Begins Department of Defense Installations. |

***Company transitioned from development phase to commercial stage 2012***

**2012 Targets**

| | |
|---|---|
| *Revenue and orders* | *$17 - $20 million* |
| *Gross Margin* | *50+%* |

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TECHNOLOGIES 5

Smart Sponge ® Core Technology Polymer - based Filtration Media Absorbing capabilities makes Smart Sponge ® highly effective as a filtration platform to remove hydrocarbons and other pollutants from flowing or pooled water. Smart Sponge ® has the ability to be molded in various shapes and sizes for endless applications. 6

Total Solutions and Innovative
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# Patented Technology

MAKERS OF smart sponge PRODUCTS

- **Oleophilic** – Chemically selective towards hydrocarbons.
- **Hydrophobic** – Will not absorb water.
- **High Porosity** – Provides a very large surface area, increasing performance over competing technologies. Contaminant molecules diffuse into the network and become absorbed into the voids until the matrix is saturated. Smart Sponge will not release any contaminant molecules, even after saturation.
- **High Flow Rate** – Due to its highly porous design, Smart Sponge can pass 80 gpm/ft$^2$ with a one-foot media depth.
- **Absorption vs. Adsorption** – With Absorption the contaminant is solidified within the structure, with Adsorption the contaminant is attracted only to the surface of the structure and will leach.
- **Non-Leaching** – Creates a permanent bond with the hydrocarbon, it will not leach. Has completed TCLP testing finding "no detectable levels of leachable analytes."
- **Total Absorption** – Smart Sponge will generally absorb 2 to 3 times its weight in hydrocarbons prior to replacement.
- **High BTU Value** – BTU value and can be reused as fuel in waste-to-energy facilities or cement kilns. Base polymer is 18,000 BTU, 320 lbs would produce 1 megawatt of power which could power 140 homes.
- **Disposal and Re-use -** Multiple waste disposal and resource recovery industries have accepted spent Smart Sponge products for disposal and reuse: *Waste-To-Energy Facilities* - a participant in the Department of Energy's National Renewable Energy Program; *Cement Kilns* - above average BTU values; *Landfill Disposal* - accepted at Subtitle D Landfills.

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Patent and Trademark Summary Patent Summary • The United States Patent Office has issued AbTech 17 patents related to the Smart Sponge technology and products, plus three patents pursued internationally issued in Australia, Belgium, Canada, China, France, Germany, Israel, Italy, Japan, Korea, Mexico, and Singapore. • Patents filed by AbTech generally protect the underlying polymer structure, the manufacturing process, certain finished products, and the integration of the antimicrobial solution. File dates for the patents span from 1996 to 2004. Issue dates for the patents span from 2000 to 2007 . Trademark Summary • Smart Sponge ® - which denotes the Smart Sponge material itself in its various shapes and sizes. • Ultra - Urban ® Filter – which denotes AbTech’s line of storm drain filtration devices. • Smart Pak ® - which describes Smart Sponge material compacted into blocks, bricks or other pre - shaped forms. 8

Total Solutions and Innovative
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# Smart Sponge® Plus

## Advanced Antimicrobial Filtration Media

**EPA Reg. #86256-1 Smart Sponge® Plus**

**First antimicrobial product registered with EPA for outdoor use.**

**Canadian "Antimicrobial" Application No. 2460511 granted June 15, 2012 – Dual-Action Decontamination System.**

**Contains an antimicrobial agent that is effective in reducing coliform bacteria found in stormwater, industrial wastewater, and municipal wastewater. Antimicrobial technology synergistic with the Smart Sponge® and does not reduce ability to remove hydrocarbons or sediment. Process permanently binds this antimicrobial agent. This is a key approach for reducing beach closures.**

**Physical Inactivation of Bacteria by Biostatic Rupture of the Cell Wall**



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Total Solutions and Innovative
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# Research & Development

- **Heavy Metals Removal**
  - Treatability testing completed: 95-99% of metals were removed, 98% recovery through acid washing, potential for a "rechargeable" application.
  - Testing underway for total absorption capability and additional treatability testing on industry specific species.
  - Multiple field trials for validation identified.
  - Targeted contaminants - silver, arsenic, barium, cadmium, chromium, copper, mercury, lead, selenium, zinc.
- **Phosphorous Removal**
  - Treatability completed with 97.5% removal.
  - Testing underway for total absorption capability.
- **PCB Removal**
  - Treatability testing completed with 45% removal.
  - Testing underway to enhance removal rate and to assess total absorption.
- **Radionuclides**
  - Treatability testing planned, but not yet completed.

**New ground-breaking filtration media technology for heavy metals and PCB removal. Deployed in same engineered systems as used for Smart Sponge filtration media. Can be used in conjunction with Smart Sponge/Smart Sponge Plus for hydrocarbon/oils/greases and antimicrobial efficacy.**

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Manufacturing • Current Manufacturing Capacity • Current manufacturing capacity on a blended basis between wholesale and retail sales is $15 million annually. • Physical facilities are approximately 15,000 sq/ft. • Manufacturing Expansion • Additional production lines may be added within 10 - weeks at a cost of approximately $175,000/line. • Each production line added can add an additional $3 million in revenue. • Multiple lines can be added concurrently. • Contiguous and adjacent physical space available for 2x to 3x expansion. • Testing new production technique that would increase capability 5x to 10x within existing facility. • Existing manufacturing technology or new technology is readily available. • Contract Manufacturing • Periodic analysis based on volume to justify contract manufacturing. • Relationships have been identified and potential partner assessment continues. 11

Total Solutions and Innovative
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# Testability and Test Center
## (Internal)

- AbTech maintains the ability to conduct treatability testing and "at-scale" testing in-house
- Treatability Testing
  - Batch or column testing from 2" to 8" in diameter.
  - Flow rates from 200mL to 3,000mL per minute.
  - Sample collection, refrigerated sample preservation and sample processing.
- At-Scale Testing
  - Can test gravity or pressure vessel based systems.
  - Flow rate capability from 5 to 100 gallons per minute.
  - Onsite total petroleum hydrocarbon (TPH) testing capability.
  - Contaminate injection capability from 10ppm to over 500ppm.



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ADDRESSABLE MARKETS 13

Stormwater Market Estimates range from 40% to 60% of contamination pouring into oceans, streams and rivers is caused by stormwater runoff . 14

Total Solutions and Innovative
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# Stormwater Market Overview

**AbTech addressable market (annual) - $5 billion**

***First Commericalized Business Line***

- **Newly regulated market. EPA Consent Decrees have created $30 Billion+ in mandated Municipal spending of stormwater / sewer overflow improvements. New broader stormwater regulations on the horizon.**
- **DOJ officials on record that enforcement of stormwater compliance is new focus initiative.**
- **AbTech systems have been heavily tested and validated over many years. It's storm drain inserts are EPA recognized as a Best Management Practice. Product installation totals over 15,000 locations across 36 states with international installation in the UK, France, Italy, South/Central America, Switzerland, Canada, and Russia.**

## Stormwater Sample Treatment Systems

**Storm drain inserts**
**(Norwalk, CT)**



**End of Pipe treatment vault**
**(long Island Sound)**



**Large Treatment Systems**
**(Outerbanks)**



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Total Solutions and Innovative Technologies to Clean Water

# Stormwater Customer Potential

**Municipalities:** Increasing regulations, aging infrastructure, and increased attention to water quality issues are expanding this market segment rapidly. The EPA has brought many larger metro areas under consent decree to improve their stormwater/sewer combined overflows – already $30+ billion of mandated spending has come under consent decree. 70+ proposals are at various stages of progress.

**Waste Management Agreement**

AbTech and Waste Management, Inc. have 5-year distribution agreement for municipalities in North America. The Pilot Market Phase lasted 10 months in length and commenced on April 7, 2011. Today, WM has identified and begun the roll-out of AbTech's full-service stormwater solutions offerings in California, Canada, and parts of the U.S. Southeast.

**Federal Facilities/Department of Defense**: Natural fit for AbTech's engineered retrofit applications where infrastructure constraints, cost constraints, or other security concerns prohibit traditional elaborate wastewater treatment/control systems. Increasing attention towards deploying stormwater controls – Q2 we have sold our first DoD vault system and have installed storm drain at several bases.

**Private Industry/Commercial Properties**: Increase regulatory enforcement and required stormwater permits acting as market driver; corporate Green initiatives.

**Facilities – Airports, Marinas, Transfer Stations**: Dual regulatory drivers – Stormwater Compliance and Spill Control; focused strategy towards Smart Sponge core technology; typically require low-profile engineered solutions.

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Produced Water Market Oil & Gas / Fracking Opportunity “The biggest wild card for the future of oil and gas may be shale and other tight rocks…but the water requirements for fracking will be a high hurdle absent a technological breakthrough.” - Clifford Kraus, New York Times, October 25, 2011 17

Oil Water Separation De - oiling Remove Suspended Solids Remove Dissolved Solids • De - oiling is a critical step to remove free oil, emulsified hydrocarbons and dissolved hydrocarbons to <5 mg/L. This protects downstream treatment technologies, thereby reducing the overall cost of the process. • Cost of using Smart Sponge ® to remove free oil is less than $0.10 per barrel. • The spent Sponge has significant renewable energy value. • AbTech can also deliver a Pre - treatment System Integration Package • Oil & Gas industry generates 214 billion barrels (34 billion cubic meters) of produced water each year. • 75% of the produced water is reinjected and does not undergo tertiary treatment, that leaves 25% of total produced water as the target for AbTech products totaling approximately 53.5 billion barrels of water (8.5 billion cubic meters). Treatment Train Process AbTech Value Proposition 18

Total Solutions and Innovative
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**AbTech's Produced Water Pre-Treatment Systems combine the best-of-breed available technologies, innovative systems engineering, and AbTech's unique Smart Sponge® de-oiling technology.**

### Stage 1

**OIL RECOVERY**

Liquid/Liquid Hydrocyclone Oil Separation System

### Stage 2

**DE-OILING & ENERGY RECOVERY**

**Smart Sponge® Hydrocarbon Absorptive (SSHA) contactor**

### Stage 3

**AIR STRIPPING OF VOCs**

Air Stripper System to Remove Water Soluble Hydrocarbons (GRO & BTEX)

*OPTIONAL*

Vapor Phase Granular Activated Carbon (VGAC) contactors to remove residual GRO and BTEX compounds

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Smart Sponge ® Current Business Status: • Oil & Gas vertical announced late 2011 after highly successful testing of AbTech system out at a field site. • As of September 2012, working with 4 majors in the industry with development of several projects underway including those scheduled for deployment this summer. Produced Water De - oils Frac Water and supports the industry’s goals for corporate responsibility, sustainability, and protection of discharges to surface water. AbTech System installed at a Wyoming Shale Fracking Site 20

Industrial Waste Water 21

Industrial Waste Water Market Opportunity AbTech addressable market (annual) - $1 billion • Disposal of waste water from industrial operations is highly regulated and expensive. Regulations set by the Clean Water Act and related amendments, Nuclear Regulatory Commission regulations, international marine regulations, marine and other water quality regulations. • Opportunities for industrial water treatment operations available to AbTech : • Metals Machining e.g. waste cutting oils, waste coolant oils, waste degreasing solutions • Chemical tankers • Nuclear power generation • Pulp and paper processing • Power generation, coal fired, natural gas fired or hydroelectric • Steel manufacturing and recycling processes e.g. waste cutting oils, waste coolant oils, waste degreasing solutions • AbTech has focused its efforts in three main product areas: pressure vessels, gravity filters, and specialty and custom engineered solutions. • Current Business Status: • Several industrial systems have been developed or are under development; first treatment system has been sold. • Major business development activities include: (1) Smart Sponge spec’d in several major proposals globally; (2) Design/systems integration underway for mobile multi - contaminant treatment system with global market applicability. 22

Leadership – Financials Growth Strategy 23

Total Solutions and Innovative
Technologies to Clean Water

# Management Team

**Glenn Rink, Founder, President, CEO and Director (1995)**

Since AbTech's inception in June 1995, Mr. Rink has led AbTech through its transition from start-up R&D venture to commercialization. Earlier, Mr. Rink served as the president and founder of HydroGrowth International, an agricultural products company specializing in aqueous absorption polymer technology. The advancement of this technology at HydroGrowth expanded into the development and application of polymer technologies to hydrocarbons and fostered the founding of AbTech. Glenn served as the chairman (7 years) of the Board of Trustees and current Board member of Waterkeeper Alliance, Inc., a nonprofit organization working to protect water resources.

**Lane J. Castleton, Chief Financial Officer and Treasurer (1998)**

Over 28 years in managing accounting and finance functions. Previously, Mr. Castleton managed the finance, accounting, and administrative functions of Marine Preservations Association (1992 – 1997), an oil industry trade association that funded the establishment of a national catastrophic oil spill response capability. For nine years, Mr. Castleton served as the Controller and Chief Financial Officer of Symbion, Inc., a publicly traded medical device manufacturing company. Earlier Mr. Castleton was an auditor for Coopers & Lybrand. Mr. Castleton is a CPA with a Masters in Accounting.

**Jonathan Thatcher, Chief Operating Officer and Director (2011)**

12 year Director and President of Exeter Life Sciences Inc. where he served as Chairman of Arcadia Biosciences, Inc., an innovative plant biotechnology firm focused on nitrogen use efficiency, water use efficiency, and salinity tolerance; co-founded Kronos - The Optimal Health Company focused on preventative healthcare; served as Chairman of ViaGen, Inc., an animal biotechnology company focused on commercializing somatic cell nuclear transfer methods; Chairman and Interim President of Start Licensing, Inc., which manages and licenses a broad portfolio of intellectual property rights related to animal reproductive technologies. Mr. Thatcher also serves as a Director of AbTech Industries Inc. and formerly served on the Board of One Touch Systems, Inc, and Past Chair of Governance Committee for the Arizona Chapter of the National Multiple Sclerosis Society..

**Bjornulf White, EVP of Corporate Strategy and Business Development (2011)**

Previously, Portfolio manager at Lockheed Martin Corporation where he was responsible for identifying, incubating, and expanding new technologies and markets for the corporation, such as the energy and water technologies sector. Prior to joining Lockheed, Mr. White worked as an attorney and business strategy consultant in Washington, DC. JD degree - George Washington University Law School, MPA - Cornell University's Institute for Public Affairs, BA – Cornell University.

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Total Solutions and Innovative
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# Board of Directors (Independent)

**Olivia H. Farr, Director and Secretary (1999)**

Environmentalist. CEO of Best Movies by Farr; trustee of the John Merck Fund, St. Mark's School; actively involved in efforts to lower greenhouse gas emission. Past employment - Partner at First Funding Associates (Stamford, CT), Research Associate at Natural Resources Defense Council and Assistant Director of the Mrs. Giles Whiting Foundation. MBA - Pace University, MPA.-NYU; BA - Univ. of Pennsylvania.

**David Greenwald, Director (1999)**

Expert in distribution and logistics. Chairman of Lansco Colors; President of Shoot the Moon Productions (TV series produced with Warner Bros.); Board of Directors for Northern Westchester Center For the Arts (1995-1999); Board of Directors of The Boys and Girls Clubs of Northern Westchester (2000 – present). BA - Connecticut College.

**A. Judson Hill, Director (2004) - *Compensation Committee Chair***

Globally recognized water industry expert. Managing Director of NGP Energy Capital Management. Previously, Managing Partner of Summit Global Management Inc. Formerly a Partner with The Halifax Group and Aqua International Partners, L.P., a private equity fund (global water focus). Earlier, HSBC Managing Director Investment Banker focused on water technology/services and water utilities; 15 years -operational management at Westinghouse Electric Corp. and Atlantic Richfield Corp. B.S./M.S. (Civil/Environmental Engineering) - University of Pittsburgh, BS (Biology & Chemistry) - Edinboro University.

**Steven W. Kohlhagern Director (2012)**

Financial expert who has served as advisor to the Federal Reserve Board, the United States Treasury and the Council of Economic Advisors. University of California, Berkeley professor of International Finance and Economics. Lehman Brothers, Bankers Trust, Stamford Financial Group, and ultimately First Union National Bank where he built and managed all fixed income and derivative businesses. Ph.D. and MA economics – Stanford University; BA - College of William and Mary. Boards of Directors of Ametek, Inc. and Reval, Inc.. In his retirement, Mr. Kohlhagen writes mystery novels.

**Karl Seitz, Director (2007) – *Audit Committee Chair***

Past President of Deimos Ventures, LLC, a private equity fund focused on investing in early stage technology companies relative to water, bio fuels, and genetics. Previously, 20 years with Mars, Inc. in a number of domestic and international financial positions; Controller for Kawasaki Motors USA (1977-1984); Senior Tax Advisor at Arthur Andersen (1973 - 1977). Earned CPA; BA (Economics and Political Science) - UCLA. Formerly active in community non-profit organizations in Southern California.

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Total Solutions and Innovative
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# Strategic and Technical Advisory Board

**Robert F. Kennedy, Jr. (2010)**

Founded and serves as chairman of the Waterkeeper Alliance, a non-profit environmental organization that connects and supports over 150 groups focused on protecting rivers, lakes, bays, sounds, and other water bodies around the world; Clinical Professor of Environmental Law and co-director of the Pace Environmental Litigation Clinic at Pace University; Bachelor of Arts in American History and Literature from Harvard University, JD from University of Virginia and a Masters of Law degree from Pace University.

**Congressman James Saxton (2010)**

Member of the U.S. House of Representatives from New Jersey from 1984-2009; served on the Armed Services Committee, the Natural Resources Committee (Subcommittee on Fisheries, Wildlife and Oceans) and the Joint Economic Committee where he services as chairman; recognized and awarded for his work in environmental protection, he founded the Congressional Wildlife Refuge Caucus.

**Governor Edward G. Rendell (2012)**

Two term Governor of Pennsylvania from 2003-2011; two term Mayor of Philadelphia from 1992-2000 ; District Attorney of Philadelphia for two terms from 1978-1985. He currently serves as a distinguished senior fellow at the Brookings Institute and served as chairman of the Democratic National Committee (2000 presidential election). Governor Rendell serves as a consultant and board member for Own Energy, Element Partners and Ocean Thermal Energy. Also works with Government Sourcing Solutions, Public Financial Management and Greenhill Advisors. Governor Rendell is a U.S. Army veteran ; BA - University of Pennsylvania, where he teaches courses in government and politics, and J.D. - Villanova Law School.

**William S. Brennan (2012)**

Principal of Summit Global Partners, a RIA managing the oldest water investment platform globally ; adjunct professor at Villanova University (College of Commerce & Finance Graduate) and Cabrini College. Previously, President of Brennan Investment Partners, a water & infrastructure investment firm managing the Kinetic Water Infrastructure Fund from inception to June 2010; Pacific Growth Equities analyst - environmental services . Mr. Brennan serves on the advisory boards of The Water Initiative, the School of Engineering at Colorado State University and Jabil Circuits. He is on the Board of Bringing Hope Home (non-profit cancer charity). BS (Mechanical Engineering and Biology) Lehigh University; MS (Biomedical/Mechanical Engineering) – Colorado State University; MBA – Villanova University. Series 63, 65 securities licenses.

**Michael Shea (2012) (Technical Advisory Board)**

Director of Industrial Safety and Safety Culture for Palo Verde Nuclear Generating Station (1987 to present). Palo Verde is the largest nuclear generation facility in the United States, generating over 4 gigawatts of electrical power to 4 million people in CA, AZ, NM, and TX. During his tenure , Mr. Shea has served in several senior management capacities in which he created and implemented performance and safety standards, as well as establishing cost effective procedures while ensuring critically heightened adherence to regulatory guidelines. BS in engineering technology and physics - University of the State of New York ; Executive MBA from Arizona State University.

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Total Solutions and Innovative
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# Revenue Dynamics/Business Model

- **"Razor-RazorBlade" Business Model**

  **<u>Annual Addressable Market Size</u>**

  | | |
  |---|---|
  | **Storm Water market opportunity:** | **$5.0 Billion** |
  | **Produced Water market opportunity:** | **$1.2 Billion** |
  | **Industrial Waste Water market opportunity:** | **$1.0 Billion** |

- **Average replacement matrix**
  - **Replacement cycle – 18 months**
  - **Replacement cost to end user - approx 50% of installation cost**
  - **Renewable energy value of spent sponge – 320lbs = 1 megawatt**
- **Engage sector dominant strategic sales and distribution partners, where appropriate, for each AbTech business vertical.**

  **<u>First Announced : Stormwater Treatment Municipal market – Waste Management, Inc.</u>**
- **AbTech receives payment from distributor 30 days following product shipment.**
- **AbTech has formed stormwater engineering design subsidiary firm to capture previously untapped segment of the value chain.**

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Cash $ 1,634,405 Receivables 222,192 Inventory, net 435,168 P repaid and other current assets 358,836 Fixed assets, net 61,883 Intangibles and other 38,358 Total Assets $ 2,750,842 Accounts Payable $ 437,656 L oan from shareholders 9,000 Convertible Promissory Notes 5,698,365 Customer deposits 43,302 A ccrued interest and expenses 911,306 Total Current Liabilities 7,099,629 Convertible Promissory Notes 1,986,000 Other long term liabilities (Warrant liability) 2,391,060 Total Liabilities 11,476,689 Stockholders’ Equity (8,725,847) Total Liabilities and Stockholders’ Equity $ 2,750,842 As of June 30, 2012 • September 13, 2012 – AbTech completed $3.73 million equity funding to pay down debt. Terms - Priced at $0.77 per share; 10% warrant coverage exercisable at $0.90 per share. 28

Directors and Executive Officers Common Shares Warrants Avg. Exercise Price Options* Avg. Exercise Price Convertible Promissory Notes Convertible Preferred Stock Fully Diluted Shares % Ownershi p G. Rink, CEO 3,173,385 - - 1,867,127 - - - 5,040,512 5.5% B oard (non - exec) 1,393,568 24,000 - 4,022,419 - - - 5,439,987 6.0% Exec. M anagement 10,000 - - 1,410,818 - - - 1,420,818 1.6% Sub - Total 4,576,953 24,000 - 7,300,364 - - - 11,901,317 13.1% Employees - - - 133,094 - - 133,094 0.1% Public Held Shares 51,822,705 8,265,599 - 790,000* - 11,575,748 6,563,943 79,017,995 86.8% Total Outstanding 56,399,658 8,289,599 $0.65 8,223,458* $0.55 11,575,748 6,563,943 91,052,406 100.0 % As of September 15, 2012 * Does not include performance options of 1.0 million to be granted under revenue targets on future technology. 29

Potential 12 Month Milestones • Commercial rollout and associated revenue flow from Waste Management distribution agreement. • Additional marquee sales and distribution agreements matched to designated company verticals. • Begin marketing product lines in targeted international markets. • Validation and launch of new product development programs to treat heavy metals, PCBs, and radionuclides. • Additional notable advisory and technical board members • Additional hires – Technical sales and support. • Expand manufacturing capabilities. • Continued Balance Sheet improvement. • Additional participation at industry conventions and analyst presentations. 30

Summary AbTech is an investment with all the elements of success: • Strong opportunities for revenue growth. Smart Sponge ® is a highly cost effective, heavily - patented, advanced materials filtration platform that cleans contaminated water thereby addressing rapidly increasing regulatory requirements. • Business model (razor/razorblade) is capable of generating recurring revenue and strong margins. • High Barriers to entry (regulatory and product development expenses/patents) with limited competition and first to market advantage in several markets. • Additional potential value in disposal of spent fiber. • Seasoned management. Valuation - Approximate Enterprise Value of $ 52 million (NOLs of $ 28 + million) and one of few public companies addressing over $ 7 . 2 billion annual market opportunity with patented, cost - effective product that generates rapidly growing recurring revenue and strong gross margins . With a stock price of $ 0 . 88 , ABHD is trading at approximately 2 . 6 X 2012 revenue/order target and is projected to achieve significant growth for the foreseeable future . 31

Thank You for Your Time and Consideration AbTech Industries contacts: Glenn Rink, CEO 480 - 874 - 4000 grink@abtechindustries.com Yvonne Zappulla, IR 212 - 681 - 4108 yvonne@grannusfinancial.com 32